Report of
Independent
Registered
Public
Accounting
Firm

To the
Shareholders
and Board of
Directors of
Federated
Intermediate
Government
Fund, Inc:

In planning and
performing our
audit of the
financial
statements of
Federated
Intermediate
Government
Fund, Inc. (the
?Fund?) as of
and for the year
ended February
29, 2012, in
accordance with
the standards of
the Public
Company
Accounting
Oversight
Board (United
States), we
considered the
Fund?s internal
control over
financial
reporting,
including
controls over
safeguarding
securities, as a
basis for
designing our
auditing
procedures for
the purpose of
expressing our
opinion on the
financial
statements and
to comply with
the
requirements of
Form N-SAR,
but not for the
purpose of
expressing an
opinion on the
effectiveness of
the Fund?s
internal control
over financial
reporting.
Accordingly,
we express no
such opinion.

The
management of
the Fund is
responsible for
establishing and
maintaining
effective
internal control
over financial
reporting. In
fulfilling this
responsibility,
estimates and
judgments by
management are
required to
assess the
expected
benefits and
related costs of
controls. A
company?s
internal control
over financial
reporting is a
process
designed to
provide
reasonable
assurance
regarding the
reliability of
financial
reporting and
the preparation
of financial
statements for
external
purposes in
accordance with
generally
accepted
accounting
principles.  A
company?s
internal control
over financial
reporting
includes those
policies and
procedures that
(1) pertain to
the maintenance
of records that,
in reasonable
detail,
accurately and
fairly reflect the
transactions and
dispositions of
the assets of the
company; (2)
provide
reasonable
assurance that
transactions are
recorded as
necessary to
permit
preparation of
financial
statements in
accordance with
generally
accepted
accounting
principles, and
that receipts and
expenditures of
the company
are being made
only in
accordance with
authorizations
of management
and directors of
the company;
and (3) provide
reasonable
assurance
regarding
prevention or
timely detection
of unauthorized
acquisition, use
or disposition of
a company?s
assets that could
have a material
effect on the
financial
statements.

Because of its
inherent
limitations,
internal control
over financial
reporting may
not prevent or
detect
misstatements.
Also,
projections of
any evaluation
of effectiveness
to future
periods are
subject to the
risk that
controls may
become
inadequate
because of
changes in
conditions, or
that the degree
of compliance
with the
policies or
procedures may
deteriorate.

A deficiency in
internal control
over financial
reporting exists
when the design
or operation of
a control does
not allow
management or
employees, in
the normal
course of
performing their
assigned
functions, to
prevent or
detect
misstatements
on a timely
basis.  A
material
weakness is a
deficiency, or a
combination of
deficiencies, in
internal control
over financial
reporting, such
that there is a
reasonable
possibility that
a material
misstatement of
the company?s
annual or
interim
financial
statements will
not be
prevented or
detected on a
timely basis.



Our
consideration of
the Fund?s
internal control
over financial
reporting was
for the limited
purpose
described in the
first paragraph
and would not
necessarily
disclose all
deficiencies in
internal control
that might be
material
weaknesses
under standards
established by
the Public
Company
Accounting
Oversight
Board (United
States).
However, we
noted no
deficiencies in
the Fund?s
internal control
over financial
reporting and its
operation,
including
controls over
safeguarding
securities that
we consider to
be a material
weakness as
defined above
as of February
29, 2012.

This report is
intended solely
for the
information and
use of
management
and the Board
of Directors of
the Fund and
the Securities
and Exchange
Commission
and is not
intended to be,
and should not
be, used by
anyone other
than these
specified
parties.





	Ernst &
Young LLP

Boston,
Massachusetts
April 23, 2012